CERTIFICATION PURSUANT TO 18 USC SECTION 1350

In connection with the Quarterly Report of Best Computers Services, Inc., formerly eStaff.com, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Curtis Fox, President of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1)   This report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in this report fairly presents, in all material aspects, the financial condition and results of operations of this Registrant Company.

Dated: April 27, 2004

/s/Curtis Fox
Curtis Fox
president/secretary/treasurer/director